Goodwill And Other Intangible Assets (Schedule Of Expected Future Amortization Expense Of Current Other Intangible Assets) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Year ending December 31, 2013	$ 1.3
2014	0.8
2015	0.6
2016	0.2
2017	0.1
2018 and thereafter
Other Intangible Assets, net book value	$ 3.0	$ 102.5